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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)

         Massachusetts                   0-23621                04-2277512
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(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)

90 Industrial Way, Wilmington, Massachusetts              01887
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  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (978) 284-4000

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 22, 2005, MKS Instruments, Inc. ("MKS") entered into a written employment agreement with Ron Hadar, MKS' Vice President and General Manager, CIT Products. The agreement, which, upon signing, became effective as of January 25, 2005, sets a base annual salary of $205,000, which salary is reviewed annually. The agreement provides for Mr. Hadar's participation in the MKS 2005 Management Incentive Program. Under the terms of the program, Mr. Hadar is eligible to receive a percentage of his base salary (with a target of 40%) if MKS attains specified corporate earnings per share during the year. Mr. Hadar is also entitled to standard benefits including participation in a profit sharing and retirement savings plan, vacation days, life insurance and medical/dental insurance.

      The term of employment is month to month with termination upon death or at the election of MKS if Mr. Hadar fails or refuses to perform his duties or commits any acts not in MKS's best interest. Mr. Hadar is obligated to disclose inventions to MKS and maintain the confidentiality of trade secrets and other confidential information. Pursuant to the agreement, during the term of employment and for a period of two years after termination of employment, Mr. Hadar may not (except in his capacity as an employee of MKS) (i) recruit or solicit any employee of MKS or its subsidiaries to terminate employment with such entity or become an employee of Mr. Hadar, (ii) engage in any business or activity that is competitive to MKS, or (iii) solicit or attempt to solicit the business or patronage of any customer or prospective customer of MKS.

      A copy of the agreement is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Employment Agreement dated March 22, 2005 between MKS Instruments, Inc. and Ron Hadar.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2005             MKS Instruments, Inc.

                                  By:  /s/ Ronald C. Weigner
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                                       Ronald C. Weigner,
                                       Vice President & Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                                 Description
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
99.1                        Employment Agreement dated March 22, 2005
                            between MKS Instruments, Inc. and Ron Hadar.